Semiannual Report

April 30, 2000

Foreign Equity Fund


Dear Investor

International stock markets provided solid gains during the six months ended April 30, 2000. Strength in various technology sectors drove telecommunications, media, and technology stocks sharply higher prior to a dramatic reversal in mid-March. While investors refocused their attention on value, cyclical, and more defensive growth stocks late in the quarter, stocks connected to technology and the so-called New Economy dominated the period.


     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 4/30/00                      6 Months            12 Months
     ---------------------------------------------------------------------------

     Foreign Equity Fund                           14.11%               21.11%

     MSCI EAFE Index                                6.84                14.17

     Lipper International
     Funds Average                                 14.17                24.75

     Your fund provided robust returns for the 6- and 12-month periods shown in the table. Performance was well ahead of the MSCI EAFE Index and in line with the Lipper International Funds Average for the past six months, and a bit behind Lipper for the past year. Our exposure to several buoyant markets such as Brazil, Mexico, and Sweden, and underweighting of weaker ones including the U.K., Japan, and Switzerland helped results relative to the EAFE index. Substantial positions in the technology and media sectors also lifted performance, as did successful stock selection in several countries (Japan, Hong Kong, Italy) and sectors (telecom, banking). Your fund's combination of more reasonably valued telecommunications, media, and technology stocks and less dynamic steady-growth holdings in other sectors helped performance when leadership changed in March.

     The strength of New Economy stocks and sectors contrasted sharply with those of other industries. Telecom and Internet-related companies and their suppliers soared, while established enterprises such as food manufacturers and utilities were left far behind. Performance was divided between big winners and some significant losers. However, sector leadership changed as an abundant supply of new issues reduced the value of Internet-related investments and investors grew concerned about valuations. Pharmaceuticals, consumer cyclicals, and financials started to recover. Performance in technology-related sectors became increasingly selective and volatile with investors growing concerned about stocks with great potential, perhaps, but no signs of earnings.

     Improving international economies provided a supportive backdrop for stocks. Europe enjoyed stronger-than-expected growth, with further consolidation in the telecom and banking sectors. The euro's 13% decline against the dollar over the past six months had several causes: investments flowing out of the euro zone as European companies acquired U.S. companies, the persistent gap between exceptionally strong U.S. growth compared with moderate growth in Europe, and higher interest rates in the U.S.

     In Japan, while stronger capital expenditure and steadily improving industrial production signaled a reviving economy, unemployment remained high and the consumer sector weak. The economic recovery continued throughout the rest of the Pacific. The possible entry of China into the World Trade Organization encouraged investment there. In Latin America, economies also improved. Mexico's debt rating was raised to investment grade, further boosting regional prospects.


INVESTMENT REVIEW

     At the end of April, Europe represented 59% of net assets, down from 64% in October. Within the region, the U.K. remained the largest country exposure at 17%. Japan was the largest country weighting overall at 20% of net assets, off two percentage points from six months ago. In the Far East, our exposure was stable at 8%. In Latin America, we split most of the portfolio between Mexico and Brazil. Your fund was underweighted in Europe and Japan relative to the EAFE index, but overweighted in the rest of Asia and Latin America. These shifts were due to regional differences in performance and to some holdings in Asia. Our purchases focused on selected New Economy stocks with strong potential and on more traditional stocks, including banks and pharmaceuticals, which appeared oversold based on their growth prospects.

     Geographic Diversification
     ---------------------------------------------------------------------------

     Europe     Japan      Far East      Latin America       Other and Reserves

     59         20         8             4                   9

     Based on net assets as of 4/30/00.


     Europe

     Country performance varied considerably, depending more on each country's component of technology issues than on local factors. The Swedish and Finnish markets were strongest, up 53% and 81% in U.S. dollar terms, respectively, due mostly to the gains of technology leaders LM Ericsson and Nokia.

     Stocks in Germany rose 16% (more than 33% in local currency terms) as its large technology and telecom stocks soared. The weak euro sharply reduced returns for U.S. investors in the euro zone. In France, technology and media accounted for much of the market's 15% rise in dollar terms and 32% in local currency. The U.K. and Switzerland, with fewer technology and telecom companies, were the weakest major markets, falling 3% and 8%, respectively. Poorer performance from financial services companies and pharmaceuticals held back their returns.


     Market Performance
     ---------------------------------------------------------------------------

     Six Months               Local         Local Currency                U.S.
     Ended 4/30/00         Currency         vs. U.S. Dollars           Dollars
     ---------------------------------------------------------------------------

     Australia                0.79%                   -8.43%             1.44%

     France                  32.23                    -13.30             14.64

     Germany                 33.25                    -13.30             15.53

     Hong Kong               12.27                    - 0.25             11.99

     Italy                   26.37                    -13.30              9.56

     Japan                    7.07                    - 3.44              3.39

     Mexico                  18.45                      2.19             21.04

     Netherlands             17.19                    -13.30              1.60

     Singapore                2.22                    - 2.56            - 0.40

     Sweden                  66.38                    - 7.98             53.09

     Switzerland              4.18                    -11.44            - 7.73

     United Kingdom           1.57                    - 4.64            - 3.14

     Source: RIMES Online, using MSCI indices.


     Mobile telecom revenues are expected to rise in Europe as Internet-compatible mobile telephones are introduced and customer usage increases. The biggest news in the sector was U.K.-based mobile telecom Vodafone Airtouch's acquisition of Germany's second largest telecom, Mannesmann. The deal reinforced Vodafone's preeminence as the leading global mobile business. The initial public offerings (IPOs) of Terra Networks, controlled by Spanish telecom Telefonica, and T-Online, controlled by Deutsche Telekom, were hugely oversubscribed and their prices soared accordingly. U.K.-based Cable & Wireless, which carries about a third of the world's Internet traffic, and United Pan-Europe Communications of the Netherlands, with cable networks throughout Europe, both performed strongly due to cable networks' potential for high-speed broadband transmission.

     Media companies surged because of their popular content, which can be provided to Internet users. Another stimulus was the prospect for further growth as Internet access via digital/interactive TV develops. Winners included Italy's Telecom Italia and Television Francaise. Telecom Italia's announcement that it would combine its dominant Internet subsidiary with Seat, and acquire that company in the process, propelled Seat even higher, while the continued ascent of Television Francaise reflected increasing advertising demand, market leadership, and the potential for Internet-related growth.


     T. Rowe Price Becomes Sole Owner of International Investment Manager
     ---------------------------------------------------------------------------

     As an international investor, you may be aware that the T. Rowe Price international and global stock and bond funds have always been managed by Rowe Price-Fleming International, Inc., a joint venture formed in 1979 between T. Rowe Price Associates and London-based Robert Fleming Holdings, Limited.

     On April 11, 2000, T. Rowe Price announced an agreement to purchase the 50% of the joint venture owned by Flemings, thus becoming the sole owner of the management company. In due course, the name of Rowe Price-Fleming International will be changed to reflect its new status.

     The change in ownership structure will not affect the investment approach or operations of our international funds. We expect Rowe Price-Fleming's leadership and professional staff to remain in place, together with the substantial resources and expertise built up over the past 20 years. Likewise, there will be no change in the offices in London, Hong Kong, Tokyo, Singapore, Buenos Aires, Paris, and Baltimore.

     Under the U.S. securities laws, the assignment of the funds' investment management contract to a new entity is subject to shareholder approval. Accordingly, after the purchase is concluded later this year, we will set a date for a shareholder meeting and send you a proxy with voting information.

     The formation of Rowe Price-Fleming 20 years ago opened the way for T. Rowe Price to expand the investment services offered to shareholders and clients. As an integral part of T. Rowe Price, this very successful international investment manager will provide significant opportunities to enhance those services.


     Technology stocks rocketed as markets for mobile telecom handsets, network infrastructure, and other communications equipment mushroomed. Nokia and LM Ericsson both benefited as demand for their telecom equipment and infrastructure escalated, and we increased our holdings in LM Ericsson during the past six months. STMicroelectronics in France, Germany's Siemens, and Philips Electronics and ASM Lithography in the Netherlands all performed strongly due to the demand for telecom, broadcasting, and Internet products.

     As sector leadership changed in March, neglected energy producers, financials, basic materials, and pharmaceuticals rebounded, although they still trailed far behind technology stocks. Energy producers Royal Dutch Petroleum/Shell Transport & Trading (Netherlands/U.K.) and TotalFina (France) made tangible progress with restructuring. The latter became more optimistic about its prospects for cost reductions and various synergies as the merger between the two previously independent companies progressed further. After a dull period, the earnings outlook for pharmaceutical giant Glaxo Wellcome improved and we added to the stock. The company's agreement to merge with SmithKline Beecham enhanced its prospects for growth. The banking sector consolidated as Royal Bank of Scotland Group won a battle against Bank of Scotland to acquire National Westminster Bank. Finnish/Swedish Nordic Baltic Holding acquired its Danish neighbor Unidanmark, and U.K.-based HSBC acquired French/Belgian bank CCF.

     Unfortunately, the fund had its share of losers as well. We were disappointed by investors' failure to reward companies with histories of solid, long-term earnings growth while favoring many New Economy stocks with little or no earnings. Food and beverage and some financial stocks were particularly hard hit. Among them were Unilever of the U.K. and Belgian/Netherlands insurer Fortis.


     Far East and Other

     In Japan, performance peaked early in 1999 and lagged during the past six months. However, the sedate 3% rise in dollar terms masked volatile swings and a wide disparity among sector performances. Our holdings in established, fundamentally sound technology and consumer electronics companies performed well in an environment of surging demand for their products. Sony rose sharply following an announcement of its intention to provide Internet banking, launch an Internet-compatible product, and split its shares. Restructuring, robust demand, and plans for Internet alliances and services drove the shares of NEC and Toshiba higher. Canon's successful range of digital products and its strengthening position in the semiconductor production equipment market accounted for its buoyancy. Murata Manufacturing, best known for leadership in mobile handset components, and Kyocera for handset production, also rose.

     Telecom and media were other leading sectors. The agreement among DDI, IDO, and KDD to merge marked the first step in the consolidation of telecom companies, and Kyocera's sharp gain partly reflected its status as the largest shareholder in the proposed new entity. The strong performance of Japan's dominant mobile telecom, NTT DoCoMo, reflected the success of its Internet- compatible services. We added to this position during the period. Media company Fuji Television Network climbed due to its popular programs, advertising growth, and potential to provide viewers with Internet access.

     Outside technology, your fund's low exposure to declining banking stocks helped performance. Brokerage firms, in contrast, registered strong gains due to record launches of stock funds. Nomura Securities, which surged in this environment, expects to benefit as savings accounts containing over $1 trillion mature during the next two years. A significant percentage of this money is likely to be invested into equity funds. Perceiving that bank stocks had been oversold during the period, we added to Sumitomo Bank and established a new position in Fuji Bank.

     Despite the high-flying technology sectors, Japan's economy remained lackluster. Fourth-quarter GDP was off 1.4% from the third quarter, and unemployment rose to a postwar high of 4.9%. While industrial production strengthened, worries about future job losses depressed consumer spending and retail sales as company restructuring and bankruptcies increased. Underfunding of corporate pensions and planned cuts to national pension benefits also hurt consumption.


     Industry Diversification
     ---------------------------------------------------------------------------

                                                                Percent of
                                                                Net Assets
                                                                  4/30/00
     ---------------------------------------------------------------------------

     Services                                                       38.9%

     Capital Equipment                                              17.5

     Finance                                                        15.9

     Consumer Goods                                                 14.1

     Energy                                                          5.8

     Multi-industry                                                  1.5

     Materials                                                       1.4

     Reserves                                                        4.9

     Total                                                         100.0%


     Technology-related stocks also led markets in Asia outside of Japan. Singapore and South Korea were weaker since lagging financial, natural resources, and industrial companies dominate those markets. In contrast, Hong Kong, Taiwan, and India registered double-digit gains because of their exposure to technology-related issues.

     Hong Kong's leading performers were Internet company Pacific Century CyberWorks, China Telecom (Hong Kong), and diversified Internet portal holding company Hutchison Whampoa. Rapidly growing demand, impressive results, and the possible admission of China to the World Trade Organization stimulated China Telecom, one of the world's largest cellular phone operators, which provides mobile telecom services in China. Hutchison's announcements of several Internet-related deals drove its performance. Among our laggards in this region, Henderson Land Development fell in price as property values failed to recover as expected.

     In the region's emerging markets, South Korean technology giant Samsung Electronics, with significant market positions in semiconductors, flat panel screens, and mobile handsets, rose rapidly through the quarter and we added to this position. In Taiwan, two of the world's leading electronic component producers, Taiwan Semiconductor Manufacturing and Hon Hai Precision Industry, performed extremely well. Indian finance company ICICI was one of the region's best performers, helped by the company's focus on returns, beneficial government reforms, and the potential for increased market share versus the state-owned banks.

     Despite overall weakness in the Australian market, our media holdings there were winners. Both News Corporation and Publishing & Broadcasting have valuable content and Internet businesses. NewsCorp's interests extend globally and range from film to digital television and program content production, and we added to these holdings. On the losing side of the ledger, telecom Telstra suffered from a rapid decline in its core business and the slow pace of the company's Internet development.


     Latin America

     Further economic advances in Brazil and Mexico, coupled with the buoyancy ofregional technology stocks, pushed Brazil up 38% and Mexico 21% in dollar terms. Brazilian investors contributed to gains there as they switched from bonds to stocks when interest rates fell from over 30% early in 1999 to around 19%. However, Brazil's need to fund its fiscal deficit and Mexico's close trade links with the U.S. make their markets sensitive to changes in U.S. interest rates, economic growth, and stock performance.

     Your portfolio's largest positions in the region, Telebras in Brazil and Telmex in Mexico, performed well. Both have significant growth prospects because market penetration is low and improving economic conditions encourage consumer spending. They also carry more attractive valuations than their peers in developed markets. In this market, we added to media company Grupo Televisa. Brazil's major energy stock, Petrobras, was another market leader as the company's restructuring raised returns and earnings. Its growth potential and the possibility of further deregulation also encouraged investors.


INVESTMENT POLICY AND OUTLOOK

     Accelerating deregulation, restructuring, and consolidation in Europe are key catalysts for earnings growth. The convergence of information and communication technologies and their application to traditional businesses are additional stimuli for further market gains. If Japan's growth potential is to be fully realized, it will need to complement its leading position in New Economy technology with a willingness to alter traditional ways of doing business. In the rest of Asia, the slow but steady pace of reform, coupled with economic recovery, could fuel growth of traditional and Internet-related sectors. The region's enthusiastic embracing of the New Economy should also stimulate markets.

     Around the world, the extent to which companies can increase shareholder value by integrating new technologies and the Internet with traditional businesses, or by providing networks and software, will benefit their earnings outlooks. Competition drives prices down, bringing rewards to consumers and to the shareholders of companies that compete best.

     Following a year of speculation in Internet and technology stocks, we welcome a return to selectivity and a focus on financial fundamentals. After this period of volatility and consolidation among technology companies is over, the firms that can compete and flourish in this changing environment will emerge as winners over time. With this transition taking place and interest rates rising, we expect the stock market volatility to continue during the next few months. Your fund contains the stocks of diverse companies with solid fundamentals and leading market positions across a wide range of industries and international markets. We believe this approach will continue to serve our shareholders well over the long term.

     Respectfully submitted,

     Martin G. Wade
     Chairman

     John R. Ford
     President

     May 19, 2000


     New President of T. Rowe Price
     International Funds

     After more than 20 years as president of T. Rowe Price International Funds, Inc., Martin G. Wade has passed the baton to his colleague, John R. Ford. John Ford has been associated with T. Rowe Price's international investment management arm since 1984. He currently serves on the Investment Advisory Committees of all the T. Rowe Price international equity funds.

     Mr. Wade was instrumental in the launching of T. Rowe Price's first foreign stock offering, the International Stock Fund, in 1980, and played a key role thereafter in the company's increasing presence as an international asset manager. He remains associated with the International Funds as chairman and is also a member of the Board of Directors of T. Rowe Price Associates.


Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                 Percent of
                                                                 Net Assets
Company                                Country                      4/30/00
--------------------------------------------------------------------------------

Vodafone Airtouch                      United Kingdom                  3.1%

Nokia                                  Finland                         3.0

Glaxo Wellcome                         United Kingdom                  1.8

Sony                                   Japan                           1.7

Television Francaise                   France                          1.6

Murata Manufacturing                   Japan                           1.5

News Corporation                       Australia                       1.5

Vivendi                                France                          1.5

TotalFina                              France                          1.4

NTT DoCoMo                             Japan                           1.4

Shell Transport & Trading              United Kingdom                  1.3

Cable & Wireless                       Hong Kong/
                                       United Kingdom                  1.3

Kyocera                                Japan                           1.3

Nippon Telegraph &
  Telephone                            Japan                           1.3

Philips Electronics                    Netherlands                     1.3

Telecom Italia Mobile                  Italy                           1.3

NEC                                    Japan                           1.2

Canon                                  Japan                           1.2

Adecco                                 Switzerland                     1.2

LM Ericsson                            Sweden                          1.2

Royal Bank of Scotland
  Group                                United Kingdom                  1.1

Telebras                               Brazil                          1.1

ING Groep                              Netherlands                     1.1

Samsung Electronics                    South Korea                     1.0

VNU                                    Netherlands                     1.0

Total                                                                 36.4%
--------------------------------------------------------------------------------

Note: Table excludes reserves


Security Classification
--------------------------------------------------------------------------------
                                      Percent                           Market
                                       of Net             Cost           Value
4/30/00                                Assets            (000)            (000)
--------------------------------------------------------------------------------

Common Stocks                            93.5%      $2,335,943      $3,406,050

Preferred Stocks                          1.6           51,283          59,989

Short-Term Investments                    4.5          162,168         162,168

Total Investments                        99.6        2,549,394       3,628,207

Other Assets Less
  Liabilities                             0.4           15,495          15,495

Net Assets                              100.0%      $2,564,889      $3,643,702
--------------------------------------------------------------------------------


Summary of Investments and Cash
--------------------------------------------------------------------------------
April 30, 2000

                                                                    Percent of
                                     Equities       Cash     Total   MSCI EAFE

Europe

  Austria                                --         --        --         0.2%

  Belgium                                 0.6%      --         0.6%      0.7

  Denmark                                 0.2       --         0.2       0.7

  Finland                                 3.0       --         3.0       3.6

  France                                 10.5       --        10.5      10.8

  Germany                                 4.3       --         4.3       9.1

  Ireland                                 0.3       --         0.3       0.4

  Italy                                   4.9       --         4.9       4.1

  Netherlands                             7.1       --         7.1       5.1

  Norway                                  0.2       --         0.2       0.3

  Portugal                                0.1       --         0.1       0.4

  Spain                                   2.8       --         2.8       2.7

  Sweden                                  3.5       --         3.5       3.5

  Switzerland                             3.6       --         3.6       5.4

  United Kingdom                         17.3       --        17.3      20.3

Total Europe                             58.4%      --        58.4%     67.3%
--------------------------------------------------------------------------------

Pacific Basin

  Australia                               3.1%      --         3.1%      2.3%

  Hong Kong                               3.0       --         3.0       2.2

  India                                   1.2       --         1.2      --

  Japan                                  20.3       --        20.3      27.2

  New Zealand                             0.2       --         0.2       0.1

  Singapore                               0.5       --         0.5       0.9

  South Korea                             1.5       --         1.5      --

  Taiwan                                  1.5       --         1.5      --

Total Pacific Basin                      31.3%      --        31.3%     32.7%
--------------------------------------------------------------------------------

Americas

  Argentina                               0.1%      --         0.1%     --

  Brazil                                  2.1       --         2.1      --

  Canada                                  1.1       --         1.1      --

  Chile                                  --         --        --        --

  Mexico                                  2.1       --         2.1      --

  Panama                                 --         --        --        --

  Peru                                   --         --        --        --

  United States                          --          4.5%      4.5      --

  Venezuela                              --         --        --        --

Total Americas                            5.4%       4.5%      9.9%     --
--------------------------------------------------------------------------------

  Other Assets Less Liabilities          --          0.4       0.4      --

TOTAL                                    95.1%       4.9%    100.0%    100.0%*
--------------------------------------------------------------------------------

* Total may not add to 100.0% due to rounding.


Foreign Equity Fund
4/30/00

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Foreign Equity Fund
--------------------------------------------------------------------------------
                                                     Lipper
                  Foreign           MSCI             International
                  Equity            EAFE             Funds
                  Fund              Index            Average

4/30/90           10.000            10.000           10.000
4/91              10.615            10.471           10.308
4/92              11.261            9.6150           10.778
4/93              12.250            11.735           11.737
4/94              15.245            13.724           14.469
4/95              15.517            14.531           14.563
4/96              18.273            16.238           16.977
4/97              19.595            16.141           18.320
4/98              22.966            19.245           22.329
4/99              24.497            21.132           22.748
4/00              29.668            24.128           26.974



Total Return Performance
--------------------------------------------------------------------------------


                                                     Calendar
Periods Ended 4/30/00       1 Month    3 Months    Year-to-Date    1 Year    3 Years*    5 Years*    10 Years*
--------------------------------------------------------------------------------

Foreign Equity Fund           -5.91%     0.57%        -5.41%       21.11%     14.83%      13.84%       11.49%

S&P 500 Index                 -3.01      4.46         -0.78        10.13      23.69       25.26        18.78

MSCI EAFE Index               -5.24      1.12         -5.29        14.17      14.34       10.67         9.21

Lipper International
  Funds Average               -6.31     -0.02         -5.66        24.75      15.37       13.15        10.15

FT-A Euro Pacific Index       -4.95      0.24         -6.45        14.33      13.95       10.03         8.75

*    Average annual compound total return. This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Investment return and principal value represent past performance and will vary.
Shares may be worth more or less at redemption than at original purchase.


Financial Highlights
Foreign Equity Fund
(Unaudited)

                            For a share outstanding throughout each period
                     -----------------------------------------------------------
                     6 Months      Year
                        Ended     Ended
                      4/30/00  10/31/99  10/31/98  10/31/97  10/31/96  10/31/95

NET ASSET VALUE

Beginning of period  $  20.08  $  17.03  $  16.51  $  15.62  $  13.99  $  14.59

Investment activities
 Net investment
 income (loss)           0.03      0.21      0.28      0.21      0.21      0.18
 Net realized and
 unrealized gain (loss)  2.74      3.26      0.93      1.07      1.78     (0.14)

 Total from
 investment activities   2.77      3.47      1.21      1.28      1.99      0.04

Distributions
 Net investment
 income                 (0.17)    (0.29)    (0.21)    (0.22)    (0.18)    (0.12)
 Net realized gain      (1.34)    (0.13)    (0.48)    (0.17)    (0.18)    (0.52)

 Total distributions    (1.51)    (0.42)    (0.69)    (0.39)    (0.36)    (0.64)

NET ASSET VALUE
End of period        $  21.34  $  20.08  $  17.03  $  16.51  $  15.62  $  13.99
                     ----------------------------------------------------------


Ratios/Supplemental Data

Total return (diamond)  14.11%    20.79%     7.65%     8.30%    14.48%     0.64%

Ratio of total expenses
to average net assets    0.74%!    0.74%     0.74%     0.75%     0.76%     0.80%

Ratio of net investment
income (loss) to average
net assets               0.31%!    1.08%     1.58%     1.40%     1.67%     1.69%

Portfolio
turnover rate            52.7%!    18.2%     18.6%     15.9%     13.8%     18.8%

Net assets, end of period
(in millions)        $  3,644  $  3,361  $  3,204  $  3,160  $  2,322  $  1,560

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        !  Annualized

The accompanying notes are an integral part of these financial statements.


Portfolio of Investments
Foreign Equity Fund
April 30, 2000 (Unaudited)

                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

ARGENTINA  0.1%

Common Stocks  0.1%

Telefonica de Argentina
  (Class B) ADR (USD)                                   139,084   $    4,885

Total Argentina (Cost $3,653)                                          4,885


AUSTRALIA  3.1%

Common Stocks  2.3%

Brambles Industries                                     314,500        8,853

Broken Hill Proprietary                                 384,362        4,139

Commonwealth Bank
  of Australia                                          556,691        8,479

Lend Lease                                              396,494        4,297

News Corporation                                      2,003,055       25,438

Publishing & Broadcasting                             1,108,904        8,613

TABCORP Holdings                                        703,130        3,764

Telstra                                               2,201,098        9,435

Telstra, Installment receipts                           511,000        1,307

Westpac Banking                                       1,269,411        8,103

                                                                      82,428

Preferred Stocks  0.8%

  News Corporation                                    2,738,362       29,457

                                                                      29,457

Total Australia (Cost $90,152)                                       111,885


BELGIUM  0.6%

Common Stocks  0.6%

Dexia (EUR)                                              59,701        7,739

Fortis B (EUR)                                          359,338        9,072

Societe Europeenne des Satellites
  (Class A) (EUR)                                        16,676        2,534

UCB (EUR)                                                40,015        1,346

Total Belgium (Cost $13,911)                                          20,691


BRAZIL  2.1%

Common Stocks  1.4%

Embratel Participacoes
  ADR (USD)                                             151,000        3,397

Pao de Acucar GDR (USD)                                 113,848        3,245

Telebras ADR (USD)                                      346,052       40,899

Unibanco GDR (USD)                                      114,158        2,847

                                                                      50,388

Preferred Stocks  0.7%

Banco Itau                                           46,901,000        3,507

Petrol Brasileiros                                   77,206,021   $   18,392

Telesp-Telecomunicacoes
  de Sao Paulo                                       137,633,024       3,430

Telesp Celular                                       145,075,041       2,603

                                                                      27,932

Total Brazil (Cost $68,172)                                           78,320


CANADA  1.1%

Common Stocks  1.1%

Alcan Aluminum                                          125,100        4,072

Celestica (USD) *                                       377,051       20,573

Nortel Networks                                         107,110       12,107

Royal Bank of Canada                                     54,210        2,559

Total Canada (Cost $26,111)                                           39,311


DENMARK  0.2%

Common Stocks  0.2%

Tele Danmark A/S                                         80,150        5,869

Total Denmark (Cost $3,834)                                            5,869


FINLAND  3.0%

Common Stocks  3.0%

Nokia (EUR)                                           1,888,480      108,331

Total Finland (Cost $17,091)                                         108,331


FRANCE  11.2%

Common Stocks  11.2%

Alcatel Alsthom (EUR)                                   118,041       27,364

Altran Technologies (EUR)                                28,150        5,753

Aventis (EUR)                                           416,946       22,932

Aventis (DAX Exchange) (EUR)                             64,389        3,477

AXA (EUR)                                               157,401       23,396

Banque National de Paris (EUR)                          297,970       24,082

Canal Plus (EUR)                                         70,150       13,520

Cap Gemini (EUR)                                         66,040       12,962

Carrefour (EUR)                                          50,324        3,262

Cie de St. Gobain (EUR)                                  67,666        9,233

Danone (EUR)                                             18,620        4,071

Hermes (EUR)                                             44,320        6,326

L'Oreal (EUR)                                             5,162        3,566

Lafarge (EUR)                                            19,550        1,660

Legrand (EUR)                                            63,029       11,758

LVMH (EUR)                                               33,779       14,175

Sanofi Synthelabo (EUR)                                 469,320   $   17,514

Schneider Electric (EUR)                                 59,878        3,919

Societe Generale (EUR)                                   25,181        5,215

Sodexho Alliance (EUR)                                   26,110        3,912

STMicroelectronics (EUR)                                145,483       27,669

Television Francaise (EUR)                               85,616       58,609

TotalFina (Class B) (EUR)                               344,574       52,282

Vivendi (EUR)                                           540,854       53,496

Total France (Cost $255,764)                                         410,153


GERMANY  4.3%

Common Stocks  4.2%

Allianz (EUR)                                            49,730       19,137

Bayer (EUR)                                             104,824        4,367

Bayerische Vereinsbank (EUR)                            321,244       19,888

Deutsche Bank (EUR)                                     285,797       19,201

Deutsche Telekom (EUR)                                  286,270       18,579

Gehe (EUR)                                              162,214        5,044

Infineon Technologies (EUR) *                           272,843       18,789

Rhoen Klinikum (EUR)                                    138,312        5,099

SAP (EUR)                                                64,500       30,198

Siemens (EUR)                                            38,751        5,742

Veba (EUR)                                              143,236        7,188

                                                                     153,232

Preferred Stocks  0.1%

SAP (EUR)                                                 4,410        2,600

                                                                       2,600

Total Germany (Cost $124,383)                                        155,832


HONG KONG  3.0%

Common Stocks  3.0%

Cable & Wireless
  Hong Kong Telecom                                   2,994,550        7,074

Cheung Kong Holdings                                  1,630,670       19,470

China Telecom (Hong Kong)                             4,046,130       28,959

Dao Heng Bank Group                                   1,675,500        7,744

Henderson Land Development                            1,432,050        6,269

Hutchison Whampoa                                     1,759,660       25,528

Pacific Century CyberWorks                            6,286,000       11,702

Sun Hung Kai Properties                                 479,400        3,754

Total Hong Kong (Cost $65,245)                                       110,500


INDIA  1.2%

Common Stocks  1.2%

Global Tele-Systems                                     240,000   $    6,570

Hindustan Lever                                         252,000       13,826

ICICI Limited                                           858,000        2,648

ICICI Limited ADR (USD)                                 439,970       11,164

Mahanagar Telephone                                   1,614,000        8,322

Total India (Cost $40,107)                                            42,530


IRELAND  0.3%

Common Stocks  0.3%

SmartForce ADR (USD) *                                  212,538       10,228

Total Ireland (Cost $5,377)                                           10,228


ITALY  4.9%

Common Stocks  4.9%

Alleanza Assicurazioni (EUR)                          1,017,000       10,521

Banca Intesa (EUR)                                    1,715,579        6,316

Banca Popolare di Brescia (EUR)                         202,530       18,412

ENI (EUR)                                             2,609,532       12,977

Gucci Group (USD)                                        26,431        2,316

Mediaset (EUR)                                          752,000       12,203

Mediolanum (EUR)                                        864,845       14,349

San Paolo IMI (EUR)                                     513,006        7,182

Tecnost (EUR)                                         1,608,000        5,643

Telecom Italia (EUR)                                  2,049,950       28,662

Telecom Italia Mobile (EUR)                           4,829,256       46,098

Unicredito (EUR)                                      3,511,719       14,239

Total Italy (Cost $111,205)                                          178,918


JAPAN  20.3%

Common Stocks  20.3%

Bridgestone                                             208,000        4,516

Canon                                                   960,000       43,905

DDI                                                         588        6,750

East Japan Railway                                          708        4,195

Fanuc                                                   129,900       13,614

Fuji Bank                                             2,783,000       23,189

Fuji Television Network                                   1,501       25,013

Fujitsu                                                 803,000       22,749

Hitachi                                                 449,000        5,362

Ito-Yokado                                              109,000        7,962

Kao                                                     203,000        6,183

Kokuyo                                                  315,000   $    4,477

Komori                                                  134,000        1,837

Kyocera                                                 278,000       46,507

Makita                                                  404,000        3,508

Marui                                                   629,000       11,821

Matsushita Electric
  Industrial                                          1,353,000       35,825

Mitsui Fudosan                                        1,072,000       10,897

Murata Manufacturing                                    285,000       55,409

NEC                                                   1,667,000       45,373

Nippon Telegraph
  & Telephone                                             3,731       46,286

Nomura Securities                                     1,157,000       29,135

NTT DoCoMo                                                1,478       49,397

Sankyo                                                  401,000        8,836

Seven-Eleven Japan                                      209,000       25,734

Shin-Etsu Chemical                                      242,000       12,793

Shiseido                                                370,000        4,679

Softbank (New shares) *                                  40,200        9,937

Softbank                                                 18,400        4,531

Sony (New shares) *                                     263,400       30,482

Sony                                                    263,400       30,262

Sumitomo                                                922,000       10,328

Sumitomo Bank                                         1,455,000       18,198

Sumitomo Electric
  Industries                                            597,000        7,953

TDK                                                     119,000       15,942

Toshiba                                               3,632,000       35,239

Yamanouchi Pharmaceutical                               435,000       22,995

Total Japan (Cost $463,173)                                          741,819


MEXICO  2.1%

Common Stocks  2.1%

Femsa UBD
  (Represents 1 Class B
  and 4 Series D shares)                              2,073,690        8,209

Grupo Iusacell ADR (USD) *                              229,700        3,661

Grupo Televisa GDR (USD) *                              470,362       29,839

Telefonos de Mexico (Class L)
ADR (USD)                                               620,268       36,479

Total Mexico (Cost $56,264)                                           78,188


NETHERLANDS  6.4%

Common Stocks  6.4%

ABN Amro (EUR)                                          160,699        3,309

Akzo Nobel (EUR)                                         29,831        1,221

ASM Lithography (EUR)                                   767,520       30,003

CSM (EUR)                                               371,218   $    6,378

Equant (EUR) *                                          112,742        8,727

Fortis NI (EUR)                                         510,744       12,843

ING Groep (EUR)                                         726,135       39,621

KPN (EUR)                                                68,835        6,937

Philips Electronics (EUR)                             1,033,990       46,126

Royal Dutch Petroleum (EUR)                             334,878       19,301

TNT Post Groep (EUR)                                     36,667          800

United Pan-Europe
Communications (EUR) *                                  266,111        9,684

VNU (EUR)                                               707,650       37,860

Wolters Kluwer (EUR)                                    429,090       10,127

Total Netherlands (Cost $164,247)                                    232,937


NEW ZEALAND  0.2%

Common Stocks  0.2%

Telecom Corporation
  of New Zealand                                      1,656,592        6,999

Total New Zealand (Cost $7,358)                                        6,999


NORWAY  0.2%

Common Stocks  0.2%

Orkla (Class A)                                         418,395        6,469

Total Norway (Cost $4,737)                                             6,469


PORTUGAL  0.1%

Common Stocks  0.1%

Jeronimo Martins (EUR)                                  250,281        4,464

Total Portugal (Cost $2,051)                                           4,464


SINGAPORE  0.5%

Common Stocks  0.5%

United Overseas Bank                                  2,569,560       17,918

Total Singapore (Cost $17,035)                                        17,918


SOUTH KOREA  1.5%

Common Stocks  1.5%

Korea Telecom ADR (USD)                                 278,000        9,591

Pohang Iron & Steel
  ADR (USD)                                              98,572        2,070

Samsung Electronics                                     141,223       38,177

South Korea Telecom                                      16,000        4,253

Total South Korea (Cost $38,763)                                      54,091


SPAIN  2.8%

Common Stocks  2.8%

Banco Bilbao Vizcaya (EUR)                              765,492   $   10,438

Banco Santander Central
  Hispano (EUR)                                       2,414,860       25,181

Empresa Nacional
  de Electricidad (EUR)                                 882,458       19,141

Gas Natural (EUR)                                       103,274        1,726

Repsol (EUR)                                            417,801        8,546

Telefonica (EUR)                                      1,700,173       37,837

Total Spain (Cost $66,468)                                           102,869


SWEDEN  3.5%

Common Stocks  3.5%

ABB                                                      69,090        7,706

Atlas Copco (Class B)                                    88,352        2,020

Electrolux (Class B)                                    376,305        6,358

Hennes & Mauritz (Class B)                              566,320       15,033

LM Ericsson                                             483,940       43,018

Nordic Baltic Holding                                 2,183,068       13,757

Nordic Baltic Holding (DKK) *                           352,617        2,195

Sandvik (Class B)                                       118,330        2,824

Securitas (Class B)                                   1,309,295       33,879

Total Sweden (Cost $75,812)                                          126,790


SWITZERLAND  3.6%

Common Stocks  3.6%

ABB                                                     121,077       13,585

Adecco                                                   52,903       43,407

Credit Suisse Group                                      65,105       11,760

Nestle                                                   17,123       30,184

Roche Holdings                                            1,034       10,798

Swisscom                                                 11,909        4,199

UBS                                                      73,937       18,114

Total Switzerland (Cost $81,480)                                     132,047


TAIWAN  1.5%

Common Stocks  1.5%

Hon Hai Precision Industry                            1,853,000       17,867

Taiwan Semiconductor
  Manufacturing                                       4,872,960       31,377

United Microelectronics                               1,176,000        3,978

Total Taiwan (Cost $40,508)                                           53,222


UNITED KINGDOM  17.3%

Common Stocks  17.3%

Abbey National                                          424,100   $    4,840

AstraZeneca Group                                       542,307       22,704

Baltimore Technologies                                   71,400        7,192

BG Group                                                409,600        2,463

BP Amoco                                              1,433,304       12,374

Cable & Wireless                                      2,488,500       41,263

Cadbury Schweppes                                     1,618,378       11,087

Celltech Group                                          466,000        7,691

Centrica                                                869,710        3,101

Compass Group                                         2,411,050       34,235

David S. Smith                                          532,185        1,127

Diageo                                                1,702,924       13,774

Electrocomponents                                       674,640        6,775

GKN                                                     117,700        1,631

Glaxo Wellcome                                        2,148,700       65,637

Hays                                                    279,000        1,929

Hilton Group                                            646,940        2,709

HSBC Holdings (HKD)                                     471,600        5,283

John Laing (Class A)                                    218,410          738

Kingfisher                                            1,370,977       11,222

Marconi                                               1,010,000       12,580

Reed International                                    4,448,691       30,879

Rio Tinto                                               862,060       13,355

Royal Bank of Scotland Group                          2,690,599       41,724

Safeway                                                 878,470        2,961

Shell Transport & Trading                             6,012,400       48,677

SmithKline Beecham                                    2,730,880       37,269

Standard Chartered                                      898,000       12,122

Tesco                                                 1,949,004        6,623

Tomkins                                               2,849,256        8,750

Unilever                                              1,416,946        8,494

United News & Media                                     536,510        6,975

Vodafone Airtouch                                    24,406,087      111,907

WPP Group                                             1,904,000       30,682

Total United Kingdom (Cost $544,325)                                 630,773


SHORT-TERM INVESTMENTS  4.5%

Money Market Funds  4.5%

Reserve Investment Fund,
  6.18% #!                                           162,167,725     162,168

Total Short-Term Investments
(Cost $162,168)                                                      162,168

Total Investments in Securities

99.6% of Net Assets (Cost $2,549,394)                             $3,628,207

Other Assets Less Liabilities                                         15,495

NET ASSETS                                                        $3,643,702
                                                                  ----------

  *  Non-income producing
  #  Seven-day yield
  !  Affiliated company
ADR  American depository receipt
DKK  Danish krone
EUR  Euro
GDR  Global depository receipt
HKD  Hong Kong dollar
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.


Statement of Assets and Liabilities
Foreign Equity Fund
April 30, 2000 (Unaudited)
In thousands

Assets

Investments in securities, at value
     Affiliated companies (cost $162,168)                         $  162,168
     Other companies (cost $2,387,226)                             3,466,039

Total investments in securities                                    3,628,207
Other assets                                                          28,086

Total assets                                                       3,656,293

Liabilities

Total liabilities                                                     12,591

NET ASSETS                                                        $3,643,702
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $    4,569

Accumulated net realized gain/loss -
net of distributions                                                 207,922

Net unrealized gain (loss)                                         1,078,258

Paid-in-capital applicable to 170,734,550
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares authorized                       2,352,953

NET ASSETS                                                        $3,643,702
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    21.34
                                                                  ----------


Statement of Operations
Foreign Equity Fund
(Unaudited)
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     4/30/00

Investment Income (Loss)

Income
     Dividend (net of foreign taxes of $2,305)                    $   16,538
     Interest (including $2,854 from affiliated companies)             2,902

     Total income                                                     19,440

Expenses
     Investment management                                            13,041
     Custody and accounting                                              593
     Registration                                                         29
     Shareholder servicing                                                17
     Legal and audit                                                      14
     Directors                                                             5
     Prospectus and shareholder reports                                    1
     Miscellaneous                                                        18

     Total expenses                                                   13,718

Net investment income (loss)                                           5,722

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
     Securities                                                      221,700
     Foreign currency transactions                                    (4,030)

     Net realized gain (loss)                                        217,670

Change in net unrealized gain or loss
     Securities                                                      251,986
     Other assets and liabilities
     denominated in foreign currencies                                  (114)

     Change in net unrealized gain or loss                           251,872

Net realized and unrealized gain (loss)                              469,542

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $  475,264
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Foreign Equity Fund
(Unaudited)
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   4/30/00             10/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                $      5,722         $     35,439
  Net realized gain (loss)                         217,670              254,287
  Change in net unrealized
  gain or loss                                     251,872              328,965

  Increase (decrease) in net
  assets from operations                           475,264              618,691

Distributions to shareholders
  Net investment income                            (28,399)             (53,955)
  Net realized gain                               (223,838)             (24,187)

  Decrease in net assets
  from distributions                              (252,237)             (78,142)

Capital share transactions*
  Shares sold                                      363,717              534,332
  Distributions reinvested                         198,989               58,440
  Shares redeemed                                 (502,851)            (976,185)

  Increase (decrease) in net
  assets from capital
  share transactions                                59,855             (383,413)

Net Assets

Increase (decrease) during period                  282,882              157,136
Beginning of period                              3,360,820            3,203,684

End of period                                 $  3,643,702         $  3,360,820
                                              ---------------------------------

*Share information
  Shares sold                                       16,516               28,737
  Distributions reinvested                           9,716                3,394
  Shares redeemed                                  (22,893)             (52,874)
  Increase (decrease) in
  shares outstanding                                 3,339              (20,743)

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
Foreign Equity Fund
April 30, 2000 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Foreign Equity Fund (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on September 7, 1989. The fund seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $942,066,000 and $1,182,862,000, respectively, for the six months ended April 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,549,394,000. Net unrealized gain aggregated $1,078,813,000 at period-end, of which $1,188,466,000 related to appreciated investments and $109,653,000 to depreciated investments.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by subsidiaries of T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited (Fleming). Price Associates has entered into an agreement with Fleming to purchase Fleming's interest in the manager. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $2,123,000 was payable at April 30, 2000. The fee is computed daily and paid monthly, and is equal to 0.70% of average daily net assets.


Foreign Equity Fund

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $68,000 for the six months ended April 30, 2000, of which $13,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2000, totaled $2,854,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $64,043,000 with certain affiliates of the manager and paid commissions of $77,000 related thereto.